UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21346

Name of Fund:  BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Muni New York Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 11/30/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Semi-Annual Reports


NOVEMBER 30, 2006


BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


These reports, including the financial information herein, are transmitted to shareholders of BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. for their information. This is not a prospectus. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!



BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.


Quality Profiles as of November 30, 2006


BlackRock Muni Intermediate                    Percent of
Duration Fund, Inc.                              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           45.4%
AA/Aa                                              4.4
A/A                                               12.5
BBB/Baa                                           19.3
BB/Ba                                              1.3
B/B                                                1.2
CCC/Caa                                            1.7
NR (Not Rated)                                    13.4
Other*                                             0.8

* Includes portfolio holdings in variable rate demand notes.



BlackRock Muni New York                        Percent of
Intermediate Duration Fund, Inc.                 Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           30.6%
AA/Aa                                             20.4
A/A                                               11.9
BBB/Baa                                           20.0
BB/Ba                                              7.3
CCC/Caa                                            2.7
NR (Not Rated)                                     6.2
Other*                                             0.9

 * Includes portfolio holdings in anticipation notes and short-term investments.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:


Total Returns as of November 30, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +11.33%        +14.23%
Small cap U.S. equities (Russell 2000 Index)                            + 9.72         +17.43
International equities (MSCI Europe, Australasia, Far East Index)       +11.19         +28.20
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 5.93         + 5.94
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 4.53         + 6.12
High yield bonds (Credit Suisse High Yield Index)                       + 6.28         +11.53


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds outperformed the average return of the Lipper Intermediate Debt Funds category for the period, benefiting primarily from favorable security selection and exposure to lower-quality, higher-yielding municipal credits.


Describe the recent market environment relative to municipal bonds.

Long-term fixed income bond yields generally moved lower over the six-month period as prices, which move opposite of yields, increased. Early in the reporting period, bond yields had remained near their recent highs as investors focused on solid U.S. economic growth and rising commodity prices (especially for oil and gold), which engendered fears of inflation. Bond prices began to improve (and yields fall) in late June as economic activity softened. The price improvement accelerated in response to the Federal Reserve Board's (the Fed) decision on August 8 to refrain from raising its target interest rate. This came after 17 consecutive interest rate increases since June 2004. Most recently, bond prices found additional support from moderating oil prices, especially gasoline prices, and continued soft business activity.

At the end of November, the 30-year U.S. Treasury bond yield stood at 4.56%, a decline of 65 basis points (.65%) over the past six months. The recent Fed pause has allowed prices in the intermediate sector of the bond market to improve as well, with the yield on the 10-year U.S. Treasury note falling 66 basis points to 4.46% during the period.

The tax-exempt market generally mimicked its taxable counterpart throughout most of the past six months. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 62 basis points to 3.91% - the lowest yield since this series' reporting history began in the late 1980s. Strong demand for longer-maturity issues by non-traditional investors and only modest retail investor demand for intermediate-maturity bonds led to a continued flattening of the municipal yield curve. In recent months, intermediate tax-exempt bond yields declined less than the yields of longer-maturity bonds. During the six-month reporting period, yields on AAA-rated municipal bonds maturing in 10 years fell 46 basis points to 3.56%, their lowest level since October 2004.

Investor demand for municipal product, particularly from larger institutional accounts, has remained strong despite the recent decline in yields. This is evidenced in continued cash flows to long-term tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of over $2.2 billion during October 2006, a material increase from flows seen in the summer (for example, $344 million in July and $283 million in June). During the first 10 months of the year, long-term tax-exempt bond funds had net new cash flows of over $11.8 billion, a 70% increase versus the same period a year earlier. Recent weekly fund flows, as reported by AMG Data, averaged $401 million in November 2006, above the year-to-date weekly average of $315 million.

Further supporting tax-exempt bond prices has been a recent decline in new issuance. Year-to-date through November 2006, over $325 billion in new long-term municipal bonds was underwritten, a decline of more than 13% compared to the same period last year. More recently, the falling bond yields have boosted the pace of bond underwritings. Over the past six months, more than $191 billion in long-term municipal bonds was issued, a decline of 7.4% compared to the same period a year earlier. Issuance levels in 2007 will likely depend on whether low yields continue to sustain refunding activity.

Looking ahead, the market's favorable technical position should continue to support municipal bond prices. The 30-day visible supply of proposed tax-exempt underwritings has quickly risen as issuers have rushed to take advantage of historically low bond yields before year-end. Still, we believe this is unlikely to pressure municipal bond prices given that investor demand has been very strong. Also, much of the forward supply is concentrated in California and New York and, therefore, is unlikely to result in significant price pressures for the majority of national, general market issuers. Tax-exempt bond yield ratios remain attractive relative to taxable bonds, and investors continue to be attracted to the municipal market's relatively steep yield curve. Taken together, these factors suggest that the municipal market should continue to perform well in the months ahead.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



BlackRock Muni Intermediate Duration Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended November 30, 2006, the Common Stock of BlackRock Muni Intermediate Duration Fund, Inc. had net annualized yields of 4.82% and 4.92%, based on a period-end per share net asset value of $15.57 and a per share market price of $15.25, respectively, and $.376 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.00%, based on a change in per share net asset value from $15.07 to $15.57, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +5.62% average return of the Lipper Intermediate Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of five years - 10 years.)

Fund performance continued to be driven by our exposure to lower-rated, higher-yielding credits. As credit spreads contracted marginally throughout the period, lower-rated instruments outperformed the broader market and provided incremental yield for the Fund. It should be noted that the spread contraction trend that we witnessed over the past three years did slow considerably during this six-month period and, as such, the benefits of our spread product exposure decreased. Still, positive security selection contributed to the Fund's outperformance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not make any specific structural changes to the portfolio over the past six months. Limited new issuance in the municipal market and a general lack of attractively structured bonds meant there was little need or incentive to make strategic changes to the Fund's asset mix. Instead, we remained focused on generating a generous income accrual for our shareholders and muting price volatility in the portfolio. With tax-exempt yields currently at their lowest levels in a decade, we believe it is prudent to protect the net asset valuation of the portfolio.

For the six months ended November 30, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.75% for Series M7, 3.79% for Series T7, 3.70% for Series W7, 3.74% for Series TH7, 3.65% for Series F7 and 3.90% for Series TH28. After 17 consecutive interest rate hikes over a two-year period, the Fed opted to keep the target short-term interest rate on hold at 5.25% in August, September, October and December. With that, the Fund's borrowing costs started to stabilize and even move slightly lower. The municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period with a neutral outlook on interest rate risk. The Fed has been on hold since August and the markets are pricing in the possibility of a Fed interest rate cut in the first half of 2007.

Given the current low interest rate environment, combined with tight credit spreads, we expect that the Fund's performance going forward will be driven primarily by security selection. The portfolio currently has a nominal cash position of 2% of net assets, which allows us some flexibility to participate in market opportunities should yields rise from their current lows. In the meantime, we continue to emphasize competitive yield and preservation of net asset value in our management of the portfolio.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


BlackRock Muni New York Intermediate Duration Fund, Inc.

Describe conditions in the State of New York.

New York maintained credit ratings of Aa3, AA and AA- from Moody's, Standard & Poor's and Fitch, respectively, all with a stable outlook.

The state's $112.5 billion 2006-2007 budget kept most of Governor George Pataki's proposals intact, including about $850 million in tax cuts and the allocation of almost $2 billion from the 2006 fiscal year surplus toward out-year gaps. In compliance with a court order on school funding, the budget also includes $700 million in school operating aid. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate. On October 30, state officials released the mid-year update to the 2006-2007 financial plan, which reflected changes made by the legislature and governor since the budget was enacted. The update continues to reflect increased property tax rebates, a cap on gasoline taxes, and deferral of certain Medicaid cost-containment rules that will be paid for with stabilization reserve monies. Notably, however, the fiscal year 2007-2008 and 2008-2009 out-year gaps have been reduced to $2.4 billion and $4.5 billion, respectively, from $3.2 billion and $5.4 billion, respectively. These reductions are due mainly to higher forecasted personal income tax receipts, particularly from securities industry profits, and lower Medicaid costs than originally projected.

The state's September 2006 employment numbers show a 0.8% increase from September 2005 levels. New York continues to rank fifth-highest among all states in per capita income.


How did the Fund perform during the period?

For the six-month period ended November 30, 2006, the Common Stock of BlackRock Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.22% and 4.67%, based on a period-end per share net asset value of $15.28 and a per share market price of $13.80, respectively, and $.323 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.76%, based on a change in per share net asset value from $14.66 to $15.28, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +5.62% average return of the Lipper Intermediate Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of five years - 10 years.)

The Fund ended the period at the top of its Lipper group, largely a result of our duration and yield curve strategies. We had started lengthening the Fund's duration last December in anticipation that the Fed would pause in its interest rate-hiking campaign. Although the pause did not come as quickly as we expected, the Fund was very well positioned in August when the Fed interrupted its tightening campaign. Essentially, the 10-year part of the curve performed in line with the 30-year sector over this six-month period. Our slightly long duration relative to our peers allowed us to capture all of the positive price performance of the long end while remaining within our intermediate duration parameters. We also invested in lower-quality bonds when opportunities presented themselves, and this benefited performance as the lowest tiers of the credit spectrum outperformed.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not make significant changes to the portfolio over the past six months, as we believe the Fund is well positioned in terms of coupon structure and diversity. Having said that, we did look to maintain the portfolio's favorable structure by selling some bonds as their call protection declined to within or under three years. As bonds approach their call dates, the amortization of the premium price accelerates - that is, the bonds' price declines at a faster rate and, therefore, they are likely to underperform in the market. In addition, as the yield curve flattening phenomenon started to moderate, we shortened the portfolio's duration somewhat by reducing exposure to longer-dated bonds.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Other portfolio activity was focused on our efforts to add yield to the portfolio. For example, with the proceeds from the short-call and longer-dated bonds we sold, we looked to buy some out-of-favor coupons, primarily discount bonds, for their yield-enhancement potential. We also made purchases of insured Yankees and Mets (Queens Stadium) bonds, which contributed to the diversification of the portfolio. We believe that, over time, these bonds should be highly sought after as a retail holding, making them an attractive trading vehicle. Overall, there was limited opportunity to participate in the new-issue market, as New York supply was down 39% versus the same six months a year ago.

For the six months ended November 30, 2006, the average yield for the Fund's Auction Market Preferred Stock was 3.28%. After 17 consecutive interest rate hikes over a two-year period, the Fed opted to keep the target short-term interest rate on hold at 5.25% in August, September, October and December 2006. With that, the Fund's borrowing costs started to stabilize and even move slightly lower. The municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Recently, amid the decline in yields and conjecture about a future Fed ease, it appears that the market's valuation is overextended. With the 30-year Treasury yield at 4.56%, 69 basis points below the federal funds rate, it seems unlikely that these interest rates can be sustained. This prompted us to move to a slightly more defensive posture at period-end, consistent with the recommendation of our internal Investment Committee.

Although new municipal issuance in New York was down 50% over the past three months (versus the same period a year ago), supply has increased markedly recently as issuers have rushed to the market before year-end to take advantage of the prevailing low interest rates. Still, we will be selective in making new purchases, as we are pleased with the current composition of the portfolio. Given the very low yields in the market, and the fact that the portfolio is well diversified and balanced among bonds with higher book yields and attractive total return potential, we will make changes only as needed to diversify the Fund and/or enhance its current structure.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager
BlackRock Muni Intermediate Duration Fund, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
BlackRock Muni New York Intermediate Duration Fund, Inc.


December 15, 2006



Effective October 2, 2006, Walter C. O'Connor assumed responsibility for the day-to-day management of BlackRock Muni Intermediate Duration Fund's portfolio. Mr. O'Connor is a Managing Director of BlackRock, Inc. Previously, he was a Managing Director in the Municipal Tax-Exempt Fund Management group of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director thereof from 2000 to 2003 and Vice President from 1993 to 2000.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of November 30, 2006, BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 35.07% and 32.54% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in such securities.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments As of November 30, 2006                  (In Thousands)

                                BlackRock Muni Intermediate Duration Fund, Inc.


     Face
   Amount    Municipal Bonds                                           Value

Alabama--3.3%

             Jefferson County, Alabama, Limited Obligation
               School Warrants, Series A:
  $ 5,500       5.50% due 1/01/2021                                  $    6,054
    6,500       5.25% due 1/01/2023                                       7,013
    6,600    Tuscaloosa, Alabama, Special Care Facilities Financing
               Authority, Residential Care Facility Revenue Bonds
               (Capstone Village, Inc. Project), Series A, 5.625%
               due 8/01/2025                                              6,688

Arizona--2.9%

    4,360    Coconino County, Arizona, Pollution Control
               Corporation Revenue Bonds (Arizona Public Service
               Co.-Navajo Project), VRDN, AMT, Series A, 3.63%
               due 10/01/2029 (i)                                         4,360
    2,820    Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A,
               6.625% due 7/01/2020                                       2,886
    3,000    Navajo County, Arizona, IDA, IDR (Stone Container
               Corporation Project), AMT, 7.20% due 6/01/2027             3,090
             Pima County, Arizona, IDA, Education Revenue Bonds
               (Arizona Charter Schools Project):
    1,000       Series C, 6.70% due 7/01/2021                             1,069
    1,750       Series K/L, 6.375% due 7/01/2031                          1,870
    3,630    Vistancia Community Facilities District, Arizona, GO,
               5% due 7/15/2014                                           3,727

Arkansas--0.7%

    3,755    Conway, Arkansas, Public Facilities Board, Capital
               Improvement Revenue Refunding Bonds (Hendrix
               College Projects), Series B, 5% due 10/01/2026             3,915

California--24.9%

    5,000    California State Department of Water Resources,
               Power Supply Revenue Bonds, Series A, 5.375%
               due 5/01/2012 (h)                                          5,516
             California State, GO:
    1,910       5.50% due 4/01/2014 (h)                                   2,159
   15,590       5.50% due 4/01/2028                                      17,546
    5,000    California State, GO, Refunding, 5.25%
               due 2/01/2027 (g)                                          5,375
   10,000    California State Public Works Board, Lease Revenue
               Bonds (Department of Corrections), Series C, 5.50%
               due 6/01/2020                                             11,102
    2,500    California Statewide Communities Development
               Authority, Health Facility Revenue Bonds (Memorial
               Health Services), Series A, 6% due 10/01/2023              2,797
    2,400    Elk Grove, California, Poppy Ridge Community
               Facilities Number 3 Special Tax, Series 1, 6%
               due 9/01/2008 (h)                                          2,512
             Los Angeles, California, Unified School District, GO:
   10,485       (Election of 1997), Series F, 5% due 7/01/2025 (d)       11,180
   35,265       Series A, 5% due 1/01/2028 (g)                           37,498



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

  $ 5,400    Ontario-Monclair, California, School District, GO
               (Election of 2002), Series A, 5% due 8/01/2027 (d)    $    5,694
   10,135    Peralta, California, Community College District, GO
               (Election of 2000), Series D, 5% due 8/01/2030 (f)        10,836
    1,515    Rowland, California, Unified School District, GO
               (Election of 2000), Series B, 5.25% due 8/01/2027 (f)      1,636
             Sacramento, California, Special Tax (North Natomas
               Community Facilities), Series 4-C:
      585       5.60% due 9/01/2020                                         625
    1,720       5.75% due 9/01/2022                                       1,847
      500       5.90% due 9/01/2023                                         540
    3,000       6% due 9/01/2028                                          3,231
    2,295    San Francisco, California, City and County, GO
               (Branch Library Facilities Improvements), Series G,
               5% due 6/15/2023 (g)                                       2,470
    3,000    San Jose, California, Airport Revenue Bonds, Series A,
               5.25% due 3/01/2017 (d)                                    3,196
    3,100    San Jose, California, GO (Libraries, Parks and Public
               Safety Projects), 5% due 9/01/2030 (g)                     3,295
    9,030    Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (f)              10,253
    4,875    Tamalpais, California, Union High School District, GO
               (Election of 2001), 5% due 8/01/2028 (f)                   5,181
    2,610    Tustin, California, Unified School District, Senior Lien
               Special Tax Bonds (Community Facilities District
               Number 97-1), Series A, 5% due 9/01/2032 (f)               2,740

Colorado--2.5%

    2,000    Denver, Colorado, City and County Airport Revenue
               Refunding Bonds, Series E, 5.25% due 11/15/2023 (g)        2,047
      800    Elk Valley, Colorado, Public Improvement Revenue
               Bonds (Public Improvement Fee), Series A, 7.10%
               due 9/01/2014                                                863
    2,250    Montrose, Colorado, Memorial Hospital, Revenue
               Bonds, 6.375% due 12/01/2023                               2,554
    7,500    Plaza Metropolitan District Number 1, Colorado, Tax
               Allocation Revenue Bonds (Public Improvement Fees),
               7.50% due 12/01/2015                                       8,345
    1,000    Southlands, Colorado, Medical District, GO (Metropolitan
               District Number 1), 6.75% due 12/01/2016                   1,111

Connecticut--1.9%

    1,160    Connecticut State Development Authority, Airport
               Facility Revenue Bonds (Learjet Inc. Project), AMT,
               7.95% due 4/01/2026                                        1,404
    8,000    Connecticut State Development Authority, PCR, Refunding
               (Connecticut Light and Power Company), Series A,
               5.85% due 9/01/2028                                        8,434
    1,250    South Central Connecticut Regional Water Authority,
               Water System Revenue Refunding Bonds, Fifteenth,
               Series A, 5.125% due 8/01/2029 (d)                         1,304



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Authority
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PILOT      Payment in Lieu of Taxes
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
TAN        Tax Anticipation Notes
VRDN       Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments (continued)

BlackRock Muni Intermediate Duration Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida--3.3%

  $ 2,935    Harbor Bay, Florida, Community Development District,
               Capital Improvement Special Assessment Bonds,
               6.75% due 5/01/2034                                   $    3,240
    1,340    Heritage Isle at Viera Community Development
               District, Florida, Special Assessment Bonds,
               Series B, 5% due 11/01/2009                                1,340
             Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds:
    3,500       Series A, 6% due 5/01/2024                                3,796
    2,000       Series B, 6.50% due 5/01/2037                             2,223
    3,670    Orange County, Florida, Health Facilities Authority,
               Health Care Revenue Refunding Bonds (Orlando Lutheran
               Towers), 5% due 7/01/2013                                  3,684
      930    Orlando, Florida, Urban Community Development District,
               Capital Improvement Special Assessment Bonds, 6%
               due 5/01/2020                                              1,016
    1,085    Portofino Shores, Florida, Community Development
               District, Special Assessment Bonds, Series A, 6.40%
               due 5/01/2034                                              1,167
    2,390    South Lake County, Florida, Hospital District Revenue
               Bonds (South Lake Hospital, Inc.), 6.625%
               due 10/01/2023                                             2,727
      430    Sterling Hill, Florida, Community Development District,
               Capital Improvement Revenue Refunding Bonds,
               Series B, 5.50% due 11/01/2010                               431

Georgia--3.1%

    1,500    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
             Station Project), 7.90% due 12/01/2024                       1,674
             Brunswick and Glynn County, Georgia, Development
               Authority, First Mortgage Revenue Bonds (Coastal
               Community Retirement Corporation Project), Series A:
    5,395       7.125% due 1/01/2025                                      5,363
    2,800       7.25% due 1/01/2035                                       2,796
    4,500    Fulton County, Georgia, Residential Care Facilities,
               Revenue Refunding Bonds (Canterbury Court Project),
               Series A, 5.80% due 2/15/2018                              4,582
             Savannah, Georgia, EDA, Revenue Bonds (Marshes
               of Skidaway), First Mortgage, Series A:
    1,245       6.25% due 1/01/2012                                       1,281
    2,245       6.85% due 1/01/2019                                       2,417

Idaho--0.1%

      415    Idaho Housing and Finance Association, S/F
               Mortgage Revenue Bonds, AMT, Series F-2, 5.85%
               due 7/01/2015 (e)(k)                                         422

Illinois--3.4%

    2,510    Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2, 6%
               due 1/01/2029 (b)                                          2,847
    6,000    Hodgkins, Illinois, Environmental Improvement Revenue
               Bonds (Metro Biosolids Management LLC Project),
               AMT, 5.90% due 11/01/2017                                  6,257
    6,930    Illinois, Development Finance Authority Revenue Bonds
               (Community Rehabilitation Providers Facilities),
               Series A, 6.625% due 7/01/2032                             7,628
    1,800    Illinois State Finance Authority Revenue Bonds
               (Landing At Plymouth Place Project), Series A, 6%
               due 5/15/2025                                              1,918
    1,580    Village of Wheeling, Illinois, Revenue Bonds (North
               Milwaukee/Lake-Cook Tax Increment Financing (TIF)
               Redevelopment Project), 6% due 1/01/2025                   1,620



     Face
   Amount    Municipal Bonds                                           Value

Indiana--0.8%

  $ 4,300    Indiana Transportation Finance Authority, Highway
               Revenue Bonds, Series A, 5% due 6/01/2028 (f)         $    4,564

Louisiana--2.2%

    6,965    Louisiana Public Facilities Authority Revenue Bonds
               (University of New Orleans Research and Technology
               Foundation, Inc.--Student Housing Project), 5.25%
               due 3/01/2026 (g)                                          7,686
    5,000    Port New Orleans, Louisiana, IDR, Refunding
               (Continental Grain Company Project), 6.50% due
               1/01/2017                                                  5,104

Maine--0.3%

    1,965    Portland, Maine, Housing Development Corporation,
               Senior Living Revenue Bonds (Avesta Housing
               Development Corporation Project), Series A, 6%
               due 2/01/2034                                              2,093

Maryland--0.1%

      500    Maryland State Industrial Development Financing
               Authority, Economic Development Revenue Bonds
               (Our Lady of Good Counsel School), Series A, 6%
               due 5/01/2035                                                541

Massachusetts--4.9%

    4,560    Massachusetts Bay Transportation Authority, Sales Tax
               Revenue Refunding Bonds, Senior Series A, 5%
               due 7/01/2012 (h)                                          4,895
    7,695    Massachusetts Bay Transportation Authority, Special
               Assessment Revenue Refunding Bonds, Series A, 5%
               due 7/01/2015 (h)                                          8,484
             Massachusetts State Development Finance Agency,
               Resource Recovery Revenue Bonds (Ogden Haverhill
               Associates), AMT, Series B:
    1,210       5.35% due 12/01/2015                                      1,245
    2,000       5.50% due 12/01/2019                                      2,080
    3,000    Massachusetts State Industrial Finance Agency,
               Resource Recovery Revenue Refunding Bonds
               (Ogden Haverhill Project), AMT, Series A, 5.30%
               due 12/01/2009                                             3,102
    8,325    Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (f)                                          8,951

Michigan--1.3%

    2,325    Macomb County, Michigan, Hospital Finance Authority,
               Hospital Revenue Bonds (Mount Clemens General
               Hospital), Series B, 5.875% due 11/15/2034                 2,473
    4,795    Michigan State Hospital Finance Authority, Revenue
               Refunding Bonds (Oakwood Obligated Group), Series A,
               6% due 4/01/2022                                           5,318

Minnesota--1.0%

             Minneapolis and Saint Paul, Minnesota, Housing and
               Redevelopment Authority, Health Care System
               Revenue Bonds (Group Health Plan, Inc. Project):
    1,000       6% due 12/01/2019                                         1,105
    2,545       6% due 12/01/2021                                         2,812
    2,000    Minnesota State Municipal Power Agency, Electric
               Revenue Bonds, Series A, 5.25% due 10/01/2024              2,154



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments (continued)

BlackRock Muni Intermediate Duration Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Mississippi--1.3%

             Mississippi Business Finance Corporation,
               Mississippi, PCR, Refunding (System Energy
               Resources, Inc. Project):
  $ 5,000       5.875% due 4/01/2022                                 $    5,008
    2,910       5.90% due 5/01/2022                                       2,915

Nevada--0.4%

    2,250    Clark County, Nevada, Improvement District Number 142,
               Special Assessment Bonds, 6.375% due 8/01/2023             2,322

New Jersey--16.2%

             Garden State Preservation Trust of New Jersey, Open
               Space and Farmland Preservation Revenue Bonds,
               Series A (f):
    3,635       5.80% due 11/01/2021                                      4,213
    5,050       5.80% due 11/01/2023                                      5,855
             New Jersey EDA, Cigarette Tax Revenue Bonds:
   10,950       5.625% due 6/15/2018                                     11,409
    9,810       5.75% due 6/15/2029                                      10,720
   17,900    New Jersey EDA, Motor Vehicle Surcharge Revenue
               Bonds, Series A, 5.25% due 7/01/2033 (g)                  19,473
    5,540    New Jersey EDA, Special Facility Revenue Bonds
               (Continental Airlines Inc. Project), AMT, 6.625%
               due 9/15/2012                                              5,946
             New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Bonds:
    5,000       Series C, 5.25% due 6/15/2015 (g)(h)                      5,598
    5,785       Series D, 5% due 6/15/2015 (a)(h)                         6,371
    8,880       Series D, 5% due 6/15/2015 (f)(h)                         9,780
    4,215       Series D, 5% due 6/15/2018 (a)                            4,583
   11,120       Series D, 5% due 6/15/2019 (f)                           12,056

New Mexico--3.8%

             Farmington, New Mexico, PCR, Refunding:
    3,000       (Public Service Company of New Mexico--San
                Juan Project), Series D, 6.375% due 4/01/2022             3,086
    9,000       (Tucson Electric Power Company--San Juan
                Project), Series A, 6.95% due 10/01/2020                  9,331
    9,520    New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (g)                                         10,399

New York--25.7%

    1,145    Dutchess County, New York, IDA, Civic Facility
               Revenue Bonds (Saint Francis Hospital), Series B,
               7.25% due 3/01/2019                                        1,263
   10,500    Metropolitan Transportation Authority, New York,
               Revenue Refunding Bonds, Series A, 5.75%
               due 11/15/2032                                            11,565
      875    New York City, New York, City IDA, Civic Facility
               Revenue Bonds (Special Needs Facilities Pooled
               Program), Series C-1, 5.50% due 7/01/2007                    880
    3,500    New York City, New York, City IDA, Special Facility
               Revenue Bonds (Continental Airlines Inc. Project),
               AMT, 8.375% due 11/01/2016                                 3,896
    1,110    New York City, New York, City Transitional Finance
               Authority, Future Tax Secured Revenue Bonds,
               Series C, 5.50% due 5/01/2009 (h)                          1,172
    5,000    New York City, New York, GO, Refunding, Series B,
               5.75% due 8/01/2015                                        5,509
    2,055    New York City, New York, IDA, Civic Facility Revenue
               Bonds (Special Needs Facilities Pooled Program),
               Series C-1, 6.80% due 7/01/2019                            2,206



     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

  $ 9,070    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5%
               due 10/15/2020 (g)                                    $    9,817
    5,580    New York State Dormitory Authority, Lease Revenue
               Refunding Bonds (Court Facilities), Series A,
               5.25% due 5/15/2012                                        5,992
             New York State Dormitory Authority, Non-State
               Supported Debt, Revenue Refunding Bonds (Mount
               Sinai-NYU Medical Center Health System), Series A:
    8,285       6.625% due 7/01/2010 (h)                                  9,173
    2,385       6.625% due 7/01/2018                                      2,592
    1,330       6.625% due 7/01/2019                                      1,444
             New York State Dormitory Authority Revenue Bonds:
    1,000       (North Shore L I Jewish Group), 5% due 5/01/2012          1,056
    9,540       (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (g)                                 10,315
    7,775    New York State Dormitory Authority, Revenue Refunding
               Bonds (City University System), Consolidated Second
               Generation, Series A, 6.125% due 7/01/2013 (a)             8,501
    7,380    New York State Environmental Facilities Corporation,
               State Personal Income Tax Revenue Bonds, Series A,
               5.25% due 12/15/2018 (d)                                   8,180
       60    New York State Thruway Authority, Local Highway and
               Bridge Service Contract, Revenue Refunding Bonds,
               5.50% due 4/01/2017                                           66
             New York State Urban Development Corporation,
               Correctional and Youth Facilities Services,
               Revenue Refunding Bonds, Series A:
      825       5.50% due 1/01/2011 (h)                                     887
   10,825       5.50% due 1/01/2017                                      11,574
   10,000    New York State Urban Development Corporation,
               Personal Income Tax Revenue Bonds (State
               Facilities), Series A-1, 5.25% due 3/15/2034 (d)          10,854
    5,000    Port Authority of New York and New Jersey, Senior
               Consolidated Revenue Bonds, AMT, 131st Series, 5%
               due 12/15/2017 (c)                                         5,348
             Tobacco Settlement Financing Corporation of New York
               Revenue Bonds,:
    3,340       Series A-1, 5.50% due 6/01/2016                           3,543
    6,510       Series A-1, 5.25% due 6/01/2022 (a)                       7,030
    9,750       Series C-1, 5.50% due 6/01/2020 (d)                      10,704
    7,000       Series C-1, 5.50% due 6/01/2021                           7,680
   10,000       Series C-1, 5.50% due 6/01/2022                          10,959

North Carolina--1.7%

    3,105    Gaston County, North Carolina, Industrial Facilities
               and Pollution Control Financing Authority, Revenue
               Bonds (National Gypsum Company Project), AMT, 5.75%
               due 8/01/2035                                              3,343
    6,000    North Carolina Medical Care Commission, Health Care
               Facilities, First Mortgage Revenue Refunding Bonds
               (Presbyterian Homes Project), 7% due 10/01/2010 (h)        6,774

Ohio--0.2%

    1,280    Port of Greater Cincinnati Development Authority, Ohio,
               Special Assessment Revenue Bonds (Cooperative Public
               Parking Infrastructure Project), 6.30% due 2/15/2024       1,393



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments (continued)

BlackRock Muni Intermediate Duration Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania--6.4%

  $ 3,500    Montgomery County, Pennsylvania, IDA, Revenue
               Bonds (Whitemarsh Continuing Care Project), 6%
               due 2/01/2021                                         $    3,722
    7,710    Pennsylvania Economic Development Financing
               Authority, Exempt Facilities Revenue Bonds
               (National Gypsum Company), AMT, Series A, 6.25%
               due 11/01/2027                                             8,144
    7,490    Philadelphia, Pennsylvania, Gas Works Revenue
               Refunding Bonds, 1975 General Ordinance,
               17th Series, 5.375% due 7/01/2022 (f)                      8,162
    9,630    Pittsburgh, Pennsylvania, GO, Refunding, Series B,
               5.25% due 9/01/2017 (f)                                   10,781
             Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Refunding Bonds (Guthrie Healthcare System),
               Series A:
    1,750       6.25% due 12/01/2015                                      1,944
    3,000       6.25% due 12/01/2016                                      3,333
    1,490       6.25% due 12/01/2018                                      1,650

South Carolina--0.8%

    4,250    Medical University Hospital Authority, South Carolina,
               Mortgage Hospital Facilities, Revenue Refunding
               Bonds, Series A, 5.25% due 8/15/2023 (e)(g)(k)             4,611

Tennessee--3.9%

    1,800    Johnson City, Tennessee, Health and Educational
               Facilities Board, Retirement Facility Revenue Bonds
               (Appalachian Christian Village Project), Series A,
               6% due 2/15/2019                                           1,829
    5,000    McMinn County, Tennessee, IDB, PCR (Calhoun
               Newsprint Co. Project), AMT, 7.625% due 3/01/2016          5,026
             Shelby County, Tennessee, Health, Educational and
               Housing Facilities Board Revenue Bonds (Germantown
               Village), Series A:
    3,550       6.75% due 12/01/2018                                      3,761
    1,450       7% due 12/01/2023                                         1,553
             Shelby County, Tennessee, Health, Educational and
               Housing Facility Board, Hospital Revenue Refunding
               Bonds (Methodist Healthcare) (h):
    6,000       6% due 9/01/2012                                          6,755
    3,500       6.25% due 9/01/2012                                       3,984

Texas--12.3%

             Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier,
               Series A (h):
    6,445       6.375% due 1/01/2011                                      6,798
   10,260       6.70% due 1/01/2011                                      10,889
             Bell County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Scott & White
               Memorial Hospital), VRDN (g)(i):
    2,800       Series 2001-1, 3.57% due 8/15/2031                        2,800
      395       Series 2001-2, 3.57% due 8/15/2031                          395
    1,500    Bexar County, Texas, Health Facilities Development
               Corporation, Revenue Refunding Bonds (Army
               Retirement Residence Project), 6.30% due 7/01/2032         1,639
             Brazos River Authority, Texas, PCR, Refunding, AMT,
               Series A:
    1,500       (TXU Energy Company LLC Project), 6.75%
                due 4/01/2038                                             1,676
    5,085       (Texas Utility Company), 7.70% due 4/01/2033              5,958



     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 4,000    Dallas-Fort Worth, Texas, International Airport
               Facility Improvement Corporation, Revenue Bonds
               (Learjet Inc.), AMT, Series A-1, 6.15% due
               1/01/2016                                             $    4,044
    5,000    Dallas-Fort Worth, Texas, International Airport
               Facility Improvement Corporation, Revenue
               Refunding Bonds, AMT, Series A-2, 9% due 5/01/2029         6,130
    2,440    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
               Bonds (Citgo Petroleum Corporation Project), AMT,
               7.50% due 5/01/2025                                        2,755
    3,000    Gulf Coast, Texas, Waste Disposal Authority Revenue
               Refunding Bonds (International Paper Company), AMT,
               Series A, 6.10% due 8/01/2024                              3,250
    5,790    Houston, Texas, Airport System Revenue Refunding
               Bonds, Sub-Lien, AMT, Series A, 5.50%
               due 7/01/2023 (f)                                          6,083
    1,500    Houston, Texas, Health Facilities Development
               Corporation, Retirement Facility Revenue Bonds
               (Buckingham Senior Living Community), Series A, 7%
               due 2/15/2023                                              1,680
    7,420    Lower Colorado River Authority, Texas, PCR (Samsung
               Austin Semiconductor), AMT, 6.95% due 4/01/2030            8,200
    2,600    Matagorda County, Texas, Navigation District Number 1,
               Revenue Refunding Bonds (Reliant Energy, Inc.),
               Series C, 8% due 5/01/2029                                 2,762
    2,300    Port Corpus Christi, Texas, Individual Development
               Corporation, Environmental Facilities Revenue Bonds
               (Citgo Petroleum Corporation Project), AMT, 8.25%
               due 11/01/2031                                             2,375
    5,000    Sabine River Authority, Texas, PCR, Refunding (TXU
               Electric Company Project/TXU Energy Company LLC),
               AMT, Series B, 5.75% due 5/01/2030                         5,329

Virginia--4.5%

             James City County, Virginia, IDA, Residential Care
               Facility Revenue Refunding Bonds, Series A:
    3,285       5.75% due 3/01/2017                                       3,452
    1,150       6% due 3/01/2023                                          1,226
    2,250    Loudoun County, Virginia, IDA, IDR, Refunding (Dulles
               Airport Marriott Hotel), 7.125% due 9/01/2015              2,286
   10,735    Pocahontas Parkway Association, Virginia, Toll
               Road Revenue Bonds, Senior Series A, 5.50%
               due 8/15/2008 (h)                                         11,292
    7,800    Tobacco Settlement Financing Corporation of Virginia,
               Asset-Backed Revenue Bonds, 5.625% due 6/01/2037           8,346

Washington--1.8%

   10,000    Snohomish County, Washington, School District
               Number 015 (Edmonds), GO, 5% due 12/01/2019 (d)           10,901

Guam--0.8%

    4,250    Commonwealth of the Northern Mariana Islands, Guam,
               GO, Series A, 6.75% due 10/01/2033                         4,794

Puerto Rico--7.6%

    1,820    Puerto Rico Commonwealth, Public Improvement, GO,
               Refunding, Series B, 5.25% due 7/01/2032                   1,986
   17,935    Puerto Rico Electric Power Authority, Power Revenue
               Bonds, Series NN, 5.50% due 7/01/2018                     19,602



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments (concluded)

BlackRock Muni Intermediate Duration Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico (concluded)

  $ 5,390    Puerto Rico Industrial, Medical and Environmental
               Pollution Control Facilities Financing Authority,
               Special Facilities Revenue Bonds (American
               Airlines Inc.), Series A, 6.45% due 12/01/2025        $    5,500
             Puerto Rico Public Buildings Authority, Government
               Facilities Revenue Refunding Bonds:
    5,170       Series D, 5.25% due 7/01/2027                             5,493
    8,000       Series I, 5.50% due 7/01/2021                             8,855
    3,535    Puerto Rico Public Finance Corporation, Commonwealth
               Appropriation Revenue Bonds, Series E, 5.50%
               due 8/01/2029                                              3,768

U.S. Virgin Islands--1.6%

    1,860    Virgin Islands Government Refinery Facilities, Revenue
               Refunding Bonds (Hovensa Coker Project), AMT,
               6.50% due 7/01/2021                                        2,108
    6,750    Virgin Islands Public Fiance Authority, Refinery
               Facilities Revenue Bonds (Hovensa Refinery), AMT,
               6.125% due 7/01/2022                                       7,508

             Total Municipal Bonds
             (Cost--$818,475)--145.7%                                   862,915



     Face
   Amount    Municipal Bonds Held in Trust (j)                         Value

California--3.2%

  $17,730    California Pollution Control Financing Authority, PCR,
               Refunding (Pacific Gas & Electric), AMT, Series A,
               5.35% due 12/01/2016 (g)                               $  19,102

New York--2.1%

   11,100    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%
               due 10/15/2027 (a)                                        12,194

Texas--5.5%

   31,240    Harris County, Texas, Toll Road Revenue Refunding
               Bonds, Senior Lien, Series A, 5.25%
               due 8/15/2035 (f)                                         32,826

             Total Municipal Bonds Held in Trust
             (Cost--$63,151)--10.8%                                      64,122

Total Investments (Cost--$881,626*)--156.5%                             927,037
Other Assets Less Liabilities--2.6%                                      15,718
Liability for Trust Certificates,
  Including Interest Expenses Payable--(5.1%)                          (30,258)
Preferred Stock, at Redemption Value--(54.0%)                         (320,106)
                                                                    -----------
Net Assets Applicable to Common Stock--100.0%                       $   592,391
                                                                    ===========


  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       852,321
                                                    ===============
    Gross unrealized appreciation                   $        44,987
    Gross unrealized depreciation                             (306)
                                                    ---------------
    Net unrealized appreciation                     $        44,681
                                                    ===============

(a) AMBAC Insured.

(b) XL Capital Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FHA Insured.

(f) FSA Insured.

(g) MBIA Insured.

(h) Prerefunded.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(k) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

o Forward interest rate swaps outstanding as of November 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.804% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase
    Expires January 2017                       $  30,900        $(607)

    See Notes to Financial Statements.




SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments As of November 30, 2006                  (In Thousands)

                       BlackRock Muni New York Intermediate Duration Fund, Inc.


     Face
   Amount    Municipal Bonds                                           Value

New York--127.7%

             Albany County, New York, IDA, IDR:
   $  760       (Albany College of Pharmacy), Series A, 5.25%
                due 12/01/2019                                         $    809
    1,280       (Special Needs Facilities Pooled Program),
                Series K-1, 5% due 7/01/2026 (a)                          1,347

             Cattaraugus County, New York, IDA, Civic Facility
             Revenue Bonds (Saint Bonaventure University
             Project), Series A:
      695       4.90% due 5/01/2016                                         723
      500       5% due 5/01/2023                                            523

      460    Dutchess County, New York, IDA, Civic Facility
             Revenue Bonds (Saint Francis Hospital), Series B,
             7.25% due 3/01/2019                                            507

    2,000    Erie County, New York, IDA, Life Care Community
             Revenue Bonds (Episcopal Church Home), Series A,
             5.875% due 2/01/2018                                         2,065

    1,000    Erie County, New York, IDA, Revenue Bonds
             (Orchard Park CCRC, Inc. Project), Series A, 6%
             due 11/15/2026                                               1,074

             Erie County, New York, IDA, School Facility Revenue
             Bonds (City of Buffalo Project) (e):
    3,835       5.75% due 5/01/2024                                       4,102
    1,000       5.75% due 5/01/2026                                       1,132

      750    Essex County, New York, IDA, Solid Waste Disposal,
             Revenue Refunding Bonds (International Paper
             Company), AMT, Series A, 5.20% due 12/01/2023                  783

    2,000    Hempstead Town, New York, IDA, Resource Recovery
             Revenue Refunding Bonds (American Refinery-Fuel
             Co. Project), 5% due 12/01/2010                              2,056

    5,000    Long Island Power Authority, New York, Electric
             System Revenue Refunding Bonds, Series D, 5%
             due 9/01/2025 (g)                                            5,416

    1,615    New York City, New York, City Housing Development
             Corporation, Presidential Revenue Bonds (The Animal
             Medical Center), Series A, 5.50% due 12/01/2033              1,704

    1,415    New York City, New York, City IDA, Civic Facility
             Revenue Bonds (PSCH Inc. Project), 6.20%
             due 7/01/2020                                                1,520

    1,160    New York City, New York, City IDA, Civic Facility
             Revenue Refunding Bonds (Special Needs
             Facilities Pooled Program), Series A-1, 5.15%
             due 7/01/2015 (a)                                            1,246

             New York City, New York, City IDA, PILOT Revenue
             Bonds:
    2,000       (Queens Baseball Stadium Project), 5%
                due 1/01/2031 (b)                                         2,170
    2,400       (Yankee Stadium Project), 5% due 3/01/2031 (d)            2,598



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             New York City, New York, City IDA, Special Facility
             Revenue Bonds, AMT:
   $1,500       (1990 American Airlines Inc. Project), 5.40%
                due 7/01/2020                                           $ 1,439
    1,000       (British Airways Plc Project), 7.625%
                due 12/01/2032                                            1,123
    1,000       (Continental Airlines Inc. Project), 8.375%
                due 11/01/2016                                            1,113

    1,000    New York City, New York, City IDA, Special Facility
             Revenue Refunding Bonds (Terminal One Group
             Association Project), AMT, 5.50% due 1/01/2024               1,093

             New York City, New York, GO, Series J:
    2,095       5.50% due 6/01/2013 (h)                                   2,332
    1,500       5.25% due 5/15/2018 (g)                                   1,644
      905       5.50% due 6/01/2021                                         992

    1,775    New York City, New York, GO, Sub-Series F-1, 5%
             due 9/01/2026                                                1,895

      500    New York City, New York, Trust for Cultural Resources
             Revenue Bonds (Museum of American Folk Art),
             6.125% due 7/01/2030 (a)                                       544

    2,750    New York Convention Center Development
             Corporation, New York, Revenue Bonds (Hotel Unit
             Fee Secured), 5% due 11/15/2024 (b)                          2,966

    1,000    New York State Dormitory Authority, Mental Health
             Services Facilities Improvement, Revenue Bonds,
             Series B, 5% due 2/15/2030 (b)                               1,070

             New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (Mount
             Sinai-NYU Medical Center Health System), Series A:
      330       6.50% due 7/01/2010 (h)                                     364
      660       6.625% due 7/01/2010 (h)                                    731
      670       6.50% due 7/01/2015                                         726
      340       6.625% due 7/01/2018                                        370

    1,130    New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (New
             York University Hospital Center), Series A, 5%
             due 7/01/2016                                                1,183

             New York State Dormitory Authority Revenue Bonds:
    1,500       (North Shore Long Island Jewish Group), 5%
                due 5/01/2013                                             1,596
    1,735       (Winthrop S. Nassau University), 5.50%
                due 7/01/2011                                             1,847

             New York State Dormitory Authority Revenue
             Refunding Bonds:
    1,305       (Lenox Hill Hospital Obligation Group), 5.75%
                due 7/01/2017                                             1,390

    1,000       (State University Educational Facilities), Series A,
                5.50% due 5/15/2013                                       1,092



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments (continued)

BlackRock New York Muni Intermediate Duration Fund, Inc.         (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

  $ 1,790    New York State Dormitory Authority, State Personal
             Income Tax Revenue Bonds (Education), Series F, 5%
             due 3/15/2030                                              $ 1,920

    1,500    New York State Dormitory Authority, Supported Debt
             Revenue Refunding Bonds (Department of Health),
             Series A, 5% due 7/01/2025 (c)                               1,604

      500    New York State Energy Research and Development
             Authority, Gas Facilities Revenue Refunding Bonds
             (Brooklyn Union Gas Company/Keyspan), AMT, Series A,
             4.70% due 2/01/2024 (d)                                        517

    1,000    New York State Environmental Facilities Corporation,
             Solid Waste Disposal Revenue Bonds (Waste
             Management, Inc. Project), AMT, Series A, 4.45%
             due 7/01/2017                                                1,008

    1,185    New York State, HFA, M/F Housing Revenue Bonds
             (Kensico Terrace Apartments), AMT, Series A, 4.75%
             due 8/15/2026                                                1,203

    2,635    New York State Mortgage Agency, Homeowner
             Mortgage Revenue Bonds, AMT, Series 130, 4.75%
             due 10/01/2030                                               2,675

             New York State Mortgage Agency, Homeowner
             Mortgage Revenue Refunding Bonds, AMT:
    1,000       Series 133, 4.95% due 10/01/2021                          1,037
    1,000       Series 137, 4.70% due 10/01/2031                          1,011

    2,000    New York State Municipal Bond Bank Agency, Special
             School Purpose Revenue Bonds, Series C, 5.25%
             due 12/01/2018                                               2,162

      500    New York State Thruway Authority, General Revenue
             Refunding Bonds, Series G, 4.75% due 1/01/2030 (e)             523

    2,000    New York State Urban Development Corporation
             Revenue Bonds, Subordinate Lien, Corporation Purpose,
             Series A, 5.125% due 7/01/2019                               2,158

             Saratoga County, New York, IDA Civic Facility Revenue
             Refunding Bonds (The Saratoga Hospital Project),
             Series A (i):
      365       4.375% due 12/01/2013                                       379
      380       4.50% due 12/01/2014                                        396
      395       4.50% due 12/01/2015                                        411

      400    Schenectady, New York, GO, TAN, 4.70% due 12/29/2006           400

    1,000    Schenectady, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Union College Project), 5%
             due 7/01/2026                                                1,076

      800    Suffolk County, New York, IDA, Continuing Care and
             Retirement, Revenue Refunding Bonds (Jeffersons Ferry
             Project), 4.625% due 11/01/2016                                825

    1,000    Tobacco Settlement Financing Corporation of New York,
             Asset-Backed Revenue Bonds, Series A-1, 5.25%
             due 6/01/2016                                                1,053



     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

  $ 1,000    Tobacco Settlement Financing Corporation of New York
             Revenue Bonds, Series C-1, 5.50% due 6/01/2022             $ 1,096

             Tompkins County, New York, IDA, Care Community
             Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
      250       5.75% due 7/01/2018                                         256
    1,000       6% due 7/01/2024                                          1,029

    1,000    Triborough Bridge and Tunnel Authority, New York,
             Revenue Bonds, Series A, 5% due 11/15/2031                   1,081

    1,250    Utica, New York, IDA, Civic Facility Revenue Bonds
             (Utica College Project), Series A, 6.875% due
             6/01/2009 (h)                                                1,354

             Westchester County, New York, IDA, Civic Facility
             Revenue Bonds (Special Needs Facilities Pooled
             Program):
      515       Series D-1, 6.80% due 7/01/2019                             550
      305       Series E-1, 5.50% due 7/01/2007                             307

      750    Yonkers, New York, IDA, Revenue Bonds (Sacred
             Heart Associates, LP Project), AMT, Series A, 4.80%
             due 10/01/2026                                                 771


Guam--3.4%

    1,000    A.B. Won Guam International Airport Authority, General
             Revenue Refunding Bonds, AMT, Series C, 5.25%
             due 10/01/2022 (g)                                           1,051

    1,000    Guam Government Waterworks Authority, Water and
             Wastewater System, Revenue Refunding Bonds, 6%
             due 7/01/2025                                                1,104


Puerto Rico--11.9%

             Children's Trust Fund Project of Puerto Rico, Tobacco
             Settlement Revenue Refunding Bonds:
      750       5% due 5/15/2011                                            775
    1,015       5.375% due 5/15/2033                                      1,069

    1,000    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series K, 5% due 7/01/2030                  1,058

      500    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax Bonds, Series B, 5% due 7/01/2031       532

    1,000    Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5.25% due 7/01/2030                                1,093

    1,000    Puerto Rico Municipal Finance Agency, GO, Series A,
             5.25% due 8/01/2025                                          1,085

    1,900    Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Revenue Bonds, Series E, 5.70%
             due 2/01/2010 (h)                                            2,023



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Schedule of Investments (concluded)

BlackRock New York Muni Intermediate Duration Fund, Inc.         (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

U.S. Virgin Islands--2.5%

   $  500    Virgin Islands Government Refinery Facilities, Revenue
             Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
             due 7/01/2021                                               $  567

    1,000    Virgin Islands Public Finance Authority, Senior Lien
             Revenue Bonds (Matching Fund Loan Note), Series A,
             5.25% due 10/01/2024                                         1,068

             Total Municipal Bonds
             (Cost--$88,919)--145.5%                                     93,512



   Shares
     Held    Short-Term Securities                                     Value

      470    CMA New York Municipal Money Fund,
             2.99% (f)(j)                                             $     470

             Total Short-Term Securities
             (Cost--$470)--0.7%                                             470

Total Investments (Cost--$89,390*)--146.2%                               93,982
Other Assets Less Liabilities--2.0%                                       1,310
Preferred Stock, at Redemption Value--(48.2%)                          (31,011)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   64,281
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        89,324
                                                    ===============
    Gross unrealized appreciation                   $         4,658
    Gross unrealized depreciation                              --++
                                                    ---------------
    Net unrealized appreciation                     $         4,658
                                                    ===============

      ++ Amount is less than $1,000.


(a) ACA Insured.

(b) AMBAC Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FSA Insured.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal
       Money Fund                                1,871           $27


(g) MBIA Insured.

(h) Prerefunded.

(i) Radian Insured.

(j) Represents the current yield as of November 30, 2006.

o Forward interest rate swaps outstanding as of November 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.856% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase
    Expires December 2016                       $  3,750        $(91)

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006


Statements of Net Assets
                                                                                                BlackRock          BlackRock
                                                                                                   Muni          Muni New York
                                                                                               Intermediate       Intermediate
                                                                                                 Duration           Duration
As of November 30, 2006                                                                         Fund, Inc.         Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   927,036,965    $    93,511,746
       Investments in affiliated securities, at value**                                                     --            470,544
       Cash                                                                                            499,427             67,345
       Interest receivable                                                                          16,050,420          1,396,402
       Receivable for securities sold                                                                  481,863                 --
       Prepaid expenses                                                                                 35,261             19,298
                                                                                               ---------------    ---------------
       Total assets                                                                                944,103,936         95,465,335
                                                                                               ---------------    ---------------

Liabilities

       Trust certificates                                                                           30,035,000                 --
       Unrealized depreciation on forward interest rate swaps                                          607,092             90,904
       Dividends payable to Common Stock shareholders                                                  400,906             45,829
       Payable to investment adviser                                                                   298,707             30,823
       Interest expense payable                                                                        222,855                 --
       Payable to other affiliates                                                                       7,264                755
       Accrued expenses                                                                                 35,036              5,370
                                                                                               ---------------    ---------------
       Total liabilities                                                                            31,606,860            173,681
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share++ of
       AMPS+++ at $25,000 per share liquidation preference                                         320,106,346         31,011,041
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   592,390,730    $    64,280,613
                                                                                               ===============    ===============

Analysis of Net Assets Applicable to Common Stock

       Undistributed investment income--net                                                    $     4,619,947    $       363,831
       Undistributed (accumulated) realized capital gains (losses)--net                              2,465,332          (214,903)
       Unrealized appreciation--net                                                                 44,803,783          4,501,573
                                                                                               ---------------    ---------------
       Total accumulated earnings--net                                                              51,889,062          4,650,501
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++++                                                    3,803,493            420,644
       Paid-in capital in excess of par                                                        $   536,698,175    $    59,209,468
                                                                                               ===============    ===============
       Net Assets Applicable to Common Stock                                                   $   592,390,730    $    64,280,613
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         15.57    $         15.28
                                                                                               ===============    ===============
       Market price per share of Common Stock                                                  $         15.25    $         13.80
                                                                                               ===============    ===============
         * Identified cost of unaffiliated securities                                          $   881,626,090    $    88,919,269
                                                                                               ===============    ===============
        ** Identified cost of affiliated securities                                                         --    $       470,544
                                                                                               ===============    ===============
        ++ Preferred Stock authorized, issued and outstanding:
             Series M7 Shares                                                                            2,000                 --
                                                                                               ===============    ===============
             Series T7 Shares                                                                            2,700                 --
                                                                                               ===============    ===============
             Series W7 Shares                                                                            2,000                 --
                                                                                               ===============    ===============
             Series TH7 Shares                                                                           2,700                 --
                                                                                               ===============    ===============
             Series F7 Shares                                                                            2,000              1,240
                                                                                               ===============    ===============
             Series TH28 Shares                                                                          1,400                 --
                                                                                               ===============    ===============
      ++++ Common Stock issued and outstanding                                                      38,034,934          4,206,439
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006


Statements of Operations
                                                                                                 BlackRock          BlackRock
                                                                                                   Muni           Muni New York
                                                                                                Intermediate       Intermediate
                                                                                                  Duration           Duration
For the Six Months Ended November 30, 2006                                                       Fund, Inc.         Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    22,620,498    $     2,195,208
       Dividends from affiliates                                                                            --             27,474
                                                                                               ---------------    ---------------
       Total income                                                                                 22,620,498          2,222,682
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      2,479,700            257,911
       Interest expense and fees                                                                       550,095                 --
       Commission fees                                                                                 404,044             39,950
       Accounting services                                                                             127,673             31,498
       Transfer agent fees                                                                              47,330             14,100
       Professional fees                                                                                31,108             26,457
       Printing and shareholder reports                                                                 24,101              2,895
       Custodian fees                                                                                   21,716              3,845
       Directors' fees and expenses                                                                     10,578             10,814
       Listing fees                                                                                     11,685              8,419
       Pricing fees                                                                                     13,921              5,047
       Other                                                                                            37,749             14,031
                                                                                               ---------------    ---------------
       Total expenses before waiver and reimbursement                                                3,759,700            414,967
       Waiver and/or reimbursement of expenses                                                       (676,282)           (74,123)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              3,083,418            340,844
                                                                                               ---------------    ---------------
       Investment income--net                                                                       19,537,080          1,881,838
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                            245,643             66,720
           Forward interest rate swaps--net                                                        (1,826,219)                 --
                                                                                               ---------------    ---------------
       Total realized gain (loss)--net                                                             (1,580,576)             66,720
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         22,484,238          2,623,554
           Forward interest rate swaps--net                                                          (690,438)           (90,904)
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                    21,793,800          2,532,650
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                      20,213,224          2,599,370
                                                                                               ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                      (4,850,918)          (509,498)
       Realized gain--net                                                                          (1,165,472)                 --
                                                                                               ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders                           (6,016,390)          (509,498)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    33,733,914    $     3,971,710
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006


Statements of Changes in Net Assets

                                                                                                      BlackRock Muni
                                                                                                 Intermediate Duration Fund

                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                                                                                                  November 30,         May 31,
Increase (Decrease) in Net Assets:                                                                    2006               2006
Operations

       Investment income--net                                                                  $    19,537,080    $    39,613,750
       Realized gain (loss)--net                                                                   (1,580,576)          7,023,492
       Change in unrealized appreciation/depreciation--net                                          21,793,800       (12,802,039)
       Dividends and distributions to Preferred Stock shareholders                                 (6,016,390)        (9,360,228)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         33,733,914         24,474,975
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                     (14,377,205)       (32,101,484)
       Realized gain--net                                                                                   --        (8,646,634)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                  (14,377,205)       (40,748,118)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                       --          (494,868)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from stock transactions                                           --          (494,868)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                           19,356,709       (16,768,011)
       Beginning of period                                                                         573,034,021        589,802,032
                                                                                               ---------------    ---------------
       End of period*                                                                          $   592,390,730    $   573,034,021
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     4,619,947    $     4,310,990
                                                                                               ===============    ===============

             See Notes to Financial Statements.



Statements of Changes in Net Assets
                                                                                                  BlackRock Muni New York
                                                                                                 Intermediate Duration Fund

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 November 30,         May 31,
Increase (Decrease) in Net Assets:                                                                   2006               2006
Operations

       Investment income--net                                                                   $    1,881,838     $    3,671,782
       Realized gain--net                                                                               66,720            285,861
       Change in unrealized appreciation/depreciation--net                                           2,532,650        (1,852,166)
       Dividends to Preferred Stock shareholders                                                     (509,498)          (821,449)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,971,710          1,284,028
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (1,362,886)        (2,902,443)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (1,362,886)        (2,902,443)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            2,608,824        (1,618,415)
       Beginning of period                                                                          61,671,789         63,290,204
                                                                                               ---------------    ---------------
       End of period*                                                                          $    64,280,613    $    61,671,789
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       363,831    $       354,377
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006


Financial Highlights                                                  (As Restated for the Years Ended 2006 and 2005. See Note 7)

                                                                           BlackRock Muni Intermediate Duration Fund, Inc.

                                                                        For the Six                              For the Period
                                                                        Months Ended         For the Year       August 1, 2003++
The following per share data and ratios have been derived               November 30,        Ended May 31,          to May 31,
from information provided in the financial statements.                      2006           2006           2005        2004
Per Share Operating Performance

Net asset value, beginning of period                                     $     15.07    $     15.51    $     14.52    $     14.33
                                                                         -----------    -----------    -----------    -----------
Investment income--net                                                      .51+++++      1.04+++++      1.02+++++            .79
Realized and unrealized gain (loss)--net                                         .53          (.15)           1.15            .21
Dividends and distributions to Preferred Stock shareholders:
  Investment income--net                                                       (.13)          (.21)          (.11)          (.06)
  Realized gain--net                                                           (.03)          (.04)          (.02)             --
                                                                         -----------    -----------    -----------    -----------
Total from investment operations                                                 .88            .64           2.04            .94
                                                                         -----------    -----------    -----------    -----------
Less dividends and distributions to Common Stock shareholders:
  Investment income--net                                                       (.38)          (.84)          (.86)          (.65)
  Realized gain--net                                                              --          (.23)          (.19)             --
                                                                         -----------    -----------    -----------    -----------
Total dividends and distributions to Common Stock shareholders                 (.38)         (1.07)         (1.05)          (.65)
                                                                         -----------    -----------    -----------    -----------
Offering costs resulting from issuance of Common Stock                            --             --             --          (.02)
                                                                         -----------    -----------    -----------    -----------
Offering and underwriting costs resulting from issuance of
Preferred Stock                                                                   --          (.01)             --          (.08)
                                                                         -----------    -----------    -----------    -----------
Net asset value, end of period                                           $     15.57    $     15.07    $     15.51    $     14.52
                                                                         ===========    ===========    ===========    ===========
Market price per share, end of period                                    $     15.25    $     14.52    $     13.94    $     13.10
                                                                         ===========    ===========    ===========    ===========

Total Investment Return**

Based on net asset value per share                                          6.00%+++          4.71%         15.36%       6.09%+++
                                                                         ===========    ===========    ===========    ===========
Based on market price per share                                             7.75%+++         12.25%         14.93%     (8.59%)+++
                                                                         ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and excluding interest expense***                .87%*           .87%           .84%          .75%*
                                                                         ===========    ===========    ===========    ===========
Total expenses, net of waiver***                                              1.06%*          1.00%           .85%          .75%*
                                                                         ===========    ===========    ===========    ===========
Total expenses***                                                             1.29%*          1.24%          1.07%         1.03%*
                                                                         ===========    ===========    ===========    ===========
Total investment income--net***                                               6.73%*          6.82%          6.77%         6.51%*
                                                                         ===========    ===========    ===========    ===========
Amount of dividends to Preferred Stock shareholders                           1.67%*          1.36%           .74%          .48%*
                                                                         ===========    ===========    ===========    ===========
Investment income--net, to Common Stock shareholders                          5.06%*          5.46%          6.03%         6.03%*
                                                                         ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                                     3.02%*          2.51%          1.50%          .97%*
                                                                         ===========    ===========    ===========    ===========

Supplemental Data

Net assets applicable to Common Stock, end of period (in thousands)      $   592,391    $   573,034    $   589,802    $   552,179
                                                                         ===========    ===========    ===========    ===========
Preferred Stock outstanding at liquidation preference,
end of period (in thousands)                                             $   320,000    $   320,000    $   285,000    $   285,000
                                                                         ===========    ===========    ===========    ===========
Portfolio turnover                                                                6%            49%            54%            70%
                                                                         ===========    ===========    ===========    ===========

Leverage

Asset coverage per $1,000                                                $     2,851    $     2,791    $     3,069    $     2,937
                                                                         ===========    ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

Series M7++++--Investment income--net                                    $       360    $       613    $       372    $       190
                                                                         ===========    ===========    ===========    ===========
Series T7++++--Investment income--net                                    $       372    $       624    $       377    $       192
                                                                         ===========    ===========    ===========    ===========
Series W7++++--Investment income--net                                    $       385    $       623    $       374    $       188
                                                                         ===========    ===========    ===========    ===========
Series TH7++++--Investment income--net                                   $       390    $       631    $       375    $       188
                                                                         ===========    ===========    ===========    ===========
Series F7++++--Investment income--net                                    $       384    $       611    $       373    $       189
                                                                         ===========    ===========    ===========    ===========
Series TH28++++++--Investment income--net                                $       382    $       580             --             --
                                                                         ===========    ===========    ===========    ===========

        * Annualized.

       ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      *** Do not reflect the effect of dividends to Preferred Stock shareholders.

       ++ Commencement of operations.

     ++++ Issued on August 20, 2003.

   ++++++ Issued on August 3, 2005.

      +++ Aggregate total investment return.

    +++++ Based on average shares outstanding.

          See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006


Financial Highlights (concluded)
                                                                       BlackRock Muni New York Intermediate Duration Fund, Inc.

                                                                        For the Six                              For the Period
                                                                        Months Ended         For the Year       August 1, 2003++
The following per share data and ratios have been derived               November 30,        Ended May 31,          to May 31,
from information provided in the financial statements.                      2006           2006           2005        2004
Per Share Operating Performance

Net asset value, beginning of period                                     $     14.66    $     15.05    $     14.45    $     14.33
                                                                         -----------    -----------    -----------    -----------
Investment income--net                                                      .45+++++       .87+++++       .85+++++            .68
Realized and unrealized gain (loss)--net                                         .61          (.37)            .58            .19
Dividends to Preferred Stock shareholders from investment income--net          (.12)          (.20)          (.11)          (.06)
Total from investment operations                                                 .94            .30           1.32            .81
                                                                         -----------    -----------    -----------    -----------
Less dividends to Common Stock shareholders from investment
income--net                                                                    (.32)          (.69)          (.72)          (.54)
                                                                         -----------    -----------    -----------    -----------
Offering costs resulting from issuance of Common Stock                            --             --             --          (.03)
                                                                         -----------    -----------    -----------    -----------
Offering and underwriting costs resulting from issuance of
Preferred Stock                                                                   --             --             --          (.12)
                                                                         -----------    -----------    -----------    -----------
Net asset value, end of period                                           $     15.28    $     14.66    $     15.05    $     14.45
                                                                         ===========    ===========    ===========    ===========
Market price per share, end of period                                    $     13.80    $     13.03    $     13.44    $     12.79
                                                                         ===========    ===========    ===========    ===========

Total Investment Return**

Based on net asset value per share                                          6.76%+++          2.52%          9.99%       4.71%+++
                                                                         ===========    ===========    ===========    ===========
Based on market price per share                                             8.48%+++          2.03%         10.97%    (11.46%)+++
                                                                         ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and reimbursement***                            1.09%*          1.10%          1.15%          .81%*
                                                                         ===========    ===========    ===========    ===========
Total expenses***                                                             1.32%*          1.33%          1.38%         1.19%*
                                                                         ===========    ===========    ===========    ===========
Total investment income--net***                                               6.00%*          5.89%          5.75%         5.40%*
                                                                         ===========    ===========    ===========    ===========
Amount of dividends to Preferred Stock shareholders                           1.63%*          1.32%           .77%          .45%*
                                                                         ===========    ===========    ===========    ===========
Investment income--net, to Common Stock shareholders                          4.38%*          4.57%          4.98%         4.95%*
                                                                         ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                                     3.28%*          2.65%          1.55%          .96%*
                                                                         ===========    ===========    ===========    ===========

Supplemental Data

Net assets applicable to Common Stock, end of period
(in thousands)                                                           $    64,281    $    61,672    $    63,290    $    60,778
                                                                         ===========    ===========    ===========    ===========
Preferred Stock outstanding at liquidation preference,
end of period (in thousands)                                             $    31,000    $    31,000    $    31,000    $    31,000
                                                                         ===========    ===========    ===========    ===========
Portfolio turnover                                                               24%            49%            17%            21%
                                                                         ===========    ===========    ===========    ===========

Leverage

Asset coverage per $1,000                                                $     3,074    $     2,989    $     3,042    $     2,961
                                                                         ===========    ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

Series F7++++--Investment income--net                                    $       411    $       662    $       389    $       188
                                                                         ===========    ===========    ===========    ===========

      * Annualized.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
        Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Commencement of operations.

   ++++ Issued on August 20, 2003.

    +++ Aggregate total investment return.

  +++++ Based on average shares outstanding.

        See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. were renamed BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. Each Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUI for BlackRock Muni Intermediate Duration Fund, Inc. and MNE for BlackRock Muni New York Intermediate Duration Fund, Inc.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specific security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At November 30, 2006, in reference to BlackRock Muni Intermediate Duration Fund, Inc., the aggregate value of the underlying municipal securities transferred to TOBs was $64,121,688, the related liability for trust certificates was $30,035,000 and the range of interest rates was 3.50% to 3.52%. BlackRock Muni New York Intermediate Duration Fund, Inc. did not invest in these types of securities for the six months ended November 30, 2006.

Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs--Direct expenses relating to the public offering of BlackRock Muni Intermediate Duration Fund, Inc.'s Preferred Stock were charged to capital at the time of issuance of the shares.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Funds' financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has contractually agreed to waive a portion of its fee during the first seven years of each Fund's operations ending July 31, 2010, as follows:

                                                         Fee Waiver
                                                   (As a Percentage
                                                   of Average Daily
                                                        Net Assets)

Years 1 through 5                                              .15%
Year 6                                                         .10%
Year 7                                                         .05%
Year 8 and thereafter                                          .00%



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Notes to Financial Statements (continued)



The Manager (and previously FAM) has not agreed to waive any portion of its fee beyond July 31, 2010.

For the period June 1, 2006 to September 29, 2006, FAM earned fees and waived a portion of its fees as follows:


                                 Investment Advisory           Fees
                                      Fees Earned by      Waived by
                                                 FAM            FAM

BlackRock Muni Intermediate
  Duration Fund, Inc.                     $1,660,595       $452,890
BlackRock Muni New York
  Intermediate Duration
  Fund, Inc.                              $  172,505       $ 46,271


For the period September 30, 2006 to November 30, 2006, the Manager earned fees and waived a portion of its fees as follows:


                                 Investment Advisory           Fees
                                      Fees Earned by      Waived by
                                         the Manager    the Manager
BlackRock Muni Intermediate
  Duration Fund, Inc.                     $  819,105       $223,392
BlackRock Muni New York
  Intermediate Duration
  Fund, Inc.                              $   85,406       $ 24,069



In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid by each Fund to the Manager.

In addition, FAM and/or the Manager has agreed to reimburse its management fee by the amount of management fees BlackRock Muni New York Intermediate Duration Fund, Inc. pays to FAM and/or the Manager indirectly through its investment in CMA New York Municipal Money Fund. The reimbursements were as follows:



                                For the Period       For the Period
                               June 1, 2006 to    Sept. 30, 2006 to
                                Sept. 29, 2006        Nov. 30, 2006
                                 Reimbursement        Reimbursement
                                        by FAM       by the Manager

                                        $2,577               $1,206


For the six months ended November 30, 2006, each Fund reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:


                                For the Period       For the Period
                               June 1, 2006 to    Sept. 30, 2006 to
                                Sept. 29, 2006        Nov. 30, 2006
                                 Reimbursement        Reimbursement
                                        to FAM       to the Manager

BlackRock Muni
Intermediate Duration
Fund, Inc.                              $6,165               $3,083
BlackRock Muni
New York Intermediate
Duration Fund, Inc.                     $  652               $  326


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of FAM, MLIM, PSI, FAMD and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2006 were as follows:


                                                          BlackRock
                                BlackRock Muni        Muni New York
                                  Intermediate         Intermediate
                                      Duration             Duration
                                    Fund, Inc.           Fund, Inc.

Total Purchases                    $50,452,162          $22,672,315
Total Sales                        $54,433,974          $21,434,327



4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Stock.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Notes to Financial Statements (continued)


Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2006 were as follows:


                                                          BlackRock
                                  BlackRock Muni      Muni New York
                                    Intermediate       Intermediate
                                        Duration           Duration
                                      Fund, Inc.         Fund, Inc.

Series M7                                  3.45%                 --
Series T7                                  3.50%                 --
Series TH7                                 3.61%                 --
Series W7                                  3.58%                 --
Series F7                                  3.49%              3.25%
Series TH28                                3.62%                 --


BlackRock Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the six months ended November 30, 2006 remained constant and during the year ended May 31, 2006 increased by 1,400 from the issuance of an additional series of Preferred Stock.


BlackRock Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the six months ended November 30, 2006 and during the year ended May 31, 2006 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $305,565 relating to BlackRock Muni Intermediate Duration Fund, Inc. and $30,072 relating to BlackRock Muni New York Intermediate Duration Fund, Inc., as commissions.


5. Capital Loss Carryforward:

BlackRock Muni New York Intermediate Duration Fund, Inc.

On May 31, 2006, the Fund had a net capital loss carry-forward of $281,623, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
Each Fund paid a tax-exempt income dividend to holders of Common Stock on December 28, 2006 to shareholders of record on December 15, 2006. The amount of the tax-exempt income dividend per share was as follows:


                                                          Per Share
                                                             Amount

BlackRock Muni Intermediate Duration Fund, Inc.            $.061000
BlackRock Muni New York Intermediate
   Duration Fund, Inc.                                     $.053000


In addition, BlackRock Muni Intermediate Duration Fund, Inc. paid an ordinary income dividend to holders of Common Stock in the amount of $.082059 per share and a long-term capital gain dividend in the amount of $.036923 per share on December 28, 2006 to shareholders of record on December 15, 2006.


7. Restatement Information for BlackRock Muni Intermediate Duration Fund,
Inc.:
Prior to the issuance of its November 30, 2006 financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds during the fiscal years ended May 31, 2006 and 2005, and that transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the financial highlights for the years ended May 31, 2006 and 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Notes to Financial Statements (concluded)


Financial Highlights for BlackRock Muni Intermediate Duration Fund, Inc. For the Years Ended May 31, 2006 and 2005


                                           2006                    2005

                                 Previously              Previously
                                   Reported   Restated     Reported   Restated


Total expenses, net of waiver***       .87%      1.00%         .84%       .85%
Total expenses***                     1.10%      1.24%        1.07%      1.07%
Portfolio turnover                   50.53%        49%       54.55%        54%

 *** Do not reflect the effect of dividends to Preferred Stock shareholders.


While the Statement of Net Assets for the Fund as of May 31, 2006 and 2005, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statement of Operations for the Fund for the years ended May 31, 2006 and 2005, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments - net, and the change in unrealized appreciation/depreciation on investments - net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the Fund for the year ended May
31, 2005, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments - net, and change in unrealized appreciation/depreciation - net, by corresponding and offsetting amounts.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Boards

The following disclosure appeared in the May 31, 2006 Annual Reports of the Funds and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Boards" below.

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of each Fund's Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction.

The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15 (f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that within the past year each Fund's Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b)
Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials for each Fund included
(a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their most recent continuation of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (continued)


directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. Each Fund's directors made their determinations separately in respect of the Fund. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Boards At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also approved a contingent sub-advisory agreement (each a "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). Each Fund's Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If each Fund's shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval, each Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Fund's Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in each Fund's Contingent Sub-Advisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



New BlackRock Sub-Advisory Agreement--Matters Considered by the Boards

At an in-person meeting held on August 16 - 17, 2006, each Fund's Board, including the independent directors, discussed and approved the Fund's sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (each, a "BlackRock Sub-Advisory Agreement"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of either Fund as a result of the Fund's BlackRock Sub-Advisory Agreement.

In approving the Fund's BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the Fund's New Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Based on its considerations, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Proxy Results                   BlackRock Muni Intermediate Duration Fund, Inc.


During the six-month period ended November 30, 2006, BlackRock Muni Intermediate Duration Fund, Inc.'s Common Stock and Auction Market Preferred Stock shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:


                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
To elect the Fund's Directors:         Robert C. Doll, Jr.            23,873,613        1,197,557
                                       John Francis O'Brien           23,857,478        1,213,692
                                       David H. Walsh                 23,873,966        1,197,204


During the six-month period ended November 30, 2006, BlackRock Muni Intermediate Duration Fund, Inc.'s Auction Market Preferred Stock shareholders (Series F7, M7, T7, TH7, W7 & TH28) voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted are as follows:


                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
To elect the Fund's Directors:  Donald W. Burton and Fred G. Weiss      7,402               58



During the six-month period ended November 30, 2006, BlackRock Muni Intermediate Duration Fund, Inc.'s shareholders voted on the following proposal, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                                     Shares Voted      Shares Voted       Shares Voted
                                                                         For             Against            Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              19,510,974         528,170           1,094,407

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              19,434,119         572,674           1,126,758


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Proxy Results          BlackRock Muni New York Intermediate Duration Fund, Inc.


During the six-month period ended November 30, 2006, BlackRock Muni New York Intermediate Duration Fund, Inc.'s Common Stock and Auction Market Preferred Stock shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:


                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
To elect the Fund's Directors:         Robert C. Doll, Jr.            2,433,532          303,880
                                       John Francis O'Brien           2,433,532          303,880
                                       David H. Walsh                 2,425,352          312,060


During the six-month period ended November 30, 2006, BlackRock Muni New York Intermediate Duration Fund, Inc.'s Auction Market Preferred Stock shareholders (Series F7) voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:


                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
To elect the Fund's Directors: Donald W. Burton and Fred G. Weiss        488                12


During the six-month period ended November 30, 2006, BlackRock Muni New York Intermediate Duration Fund, Inc.'s shareholders voted on the following proposal, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:






                                                                     Shares Voted      Shares Voted       Shares Voted
                                                                         For             Against            Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              1,842,047          108,841             94,240

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              1,842,706          107,208             95,214


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.



SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286



Investment Objectives


NYSE Symbol  BlackRock Muni Intermediate Duration Fund, Inc. seeks to provide
MUI shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol  BlackRock Muni New York Intermediate Duration Fund, Inc. seeks to
MNE provide shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


SEMI-ANNUAL REPORTS                                           NOVEMBER 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of November 30, 2006

           (a)(1) BlackRock Muni New York Intermediate Duration Fund, Inc. is managed by a team of investment professionals comprised of Timothy
           T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.
           Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2004.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004.


           (a)(2) As of November 30, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Theodore R.
   Jaeckel, Jr.                    82              0                 0             0                 0                 0
                     $ 29,579,524,172         $    0            $    0        $    0            $    0            $    0

   Walter
   O'Connor                        82              0                 0             0                 0                 0
                     $ 29,579,524,172         $    0            $    0        $    0            $    0            $    0

   Timothy T.
   Browse                          17              0                 0             0                 0                 0
                     $  4,517,301,377         $    0            $    0        $    0            $    0            $    0


           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of November 30, 2006:

    Portfolio Manager Compensation

    The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

    Compensation Program

    The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

    Base Salary

    Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

    Performance-Based Compensation

    BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

    BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, New York municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.


    Cash Bonus

    Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

    Stock Bonus

    A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

    The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

    Other Compensation Programs

    Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.


    Other Benefits

    Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

(a)(4) Beneficial Ownership of Securities. As of November 30, 2006, neither of Messrs. Browse, Jaeckel and O'Connor beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of January 26, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at November 30, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended November 30, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

           Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at January 26, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to November 30, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Muni New York Intermediate Duration Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       ------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Muni New York Intermediate Duration Fund, Inc.


Date: January 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       ------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Muni New York Intermediate Duration Fund, Inc.


Date: January 29, 2007


By:    /s/ Donald C. Burke
       ------------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Muni New York Intermediate Duration Fund, Inc.


Date: January 29, 2007